Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 9 – Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance is established against all net deferred tax assets as of December 31, 2020 and 2019 based on estimates of recoverability. While the Company has optimistic plans for its business strategy, it determined that such a valuation allowance was necessary given the current and expected near term losses and the uncertainty with respect to its ability to generate sufficient profits from its business model. Because of the impacts of the valuation allowance, there was no income tax expense or benefit for the years ended December 31, 2020 and 2019.

A reconciliation of the differences between the effective and statutory income tax rates for the years ended December 31, 2020 and 2019:

	2020		2019
	Amount	Percent	Amount	Percent

Federal statutory rates	$(735,436)	21.0%	$(825,346)	21.0%
State income taxes	(245,145)	7.0%	(275,115)	7.0%
Permanent differences	335,916	-9.6%	(69,409)	1.8%
Valuation allowance against net deferred tax assets	644,665	-18.4%	1,169,870	-29.8%
Effective rate	$-	0.0%	$-	0.0%

At December 31, 2020 and 2019, the significant components of the deferred tax assets are summarized below:

	2020	2019
Deferred income tax asset
Net operation loss carryforwards	3,173,878	2,419,531
Accrued expenses	50,205	159,887
Total deferred income tax asset	3,224,084	2,579,418
Less: valuation allowance	(3,224,084)	(2,579,418)
Total deferred income tax asset	$-	$-

The valuation allowance increased by $644,665 and $1,081,921 in 2020 and 2019, respectively, as a result of the Company generating additional net operating losses.

The Company has recorded as of December 31, 2020 and 2019 a valuation allowance of $3,224,084 and $2,549,418, respectively, as it believes that it is more likely than not that the deferred tax assets will not be realized in future years. Management has based its assessment on the Company’s lack of profitable operating history.

The Company conducts an analysis of its tax positions and has concluded that it has no uncertain tax positions as of December 31, 2020 and 2019.

The Company has net operating loss carry-forwards of approximately $11,300,000. Such amounts are subject to IRS code section 382 limitations and expire in 2031. The 2018, 2019 and 2020 tax year is still subject to audit.